As filed with the Securities and Exchange Commission on December 19, 2012

Registration No. 333-182530

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

POST-EFFECTIVE AMENDMENT NO. 1

to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Superior Energy Services, Inc.

For Co-Registrants, See “Table of Co-Registrants”

(Exact Name of Registrant as Specified in Its Charter)

Delaware	213112	75-2379388
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

11000 Equity Drive, Suite 300

Houston, Texas 77041

(281) 999-0047

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Copy to:

William B. Masters Executive Vice President and General Counsel Superior Energy Services, Inc. 601 Poydras Street, Suite 2400 New Orleans, Louisiana 70130 (504) 587-7374	Scott D. Chenevert Jones, Walker, Waechter, Poitevent, Carrère & Denègre L.L.P. 8555 United Plaza, Suite 500 Baton Rouge, Louisiana 70809 225-248-2116 Fax: 225-248-3016

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Approximate date of commencement of proposed sale of securities to the public: Not applicable.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross Border Third-Party Tender Offer)  ☐

This Post-Effective Amendment No. 1 to the registration statement on Form S-4 (Registration No. 333-182530) shall become effective in accordance with the provisions of Section 8(c) of the Securities Act of 1933, as amended.

TABLE OF CO-REGISTRANTS

Each of the following subsidiaries of Superior Energy Services, Inc., and each other subsidiary that is or becomes a guarantor of the securities registered under the registration statement to which this post-effective amendment applies, is hereby deemed to be a registrant.

Exact Name of Co-Registrant(1)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Primary Standard Industrial Classification Code Number
SESI, L.L.C.	Delaware	76-0664124	213112
1105 Peters Road, L.L.C.	Louisiana	76-0664198	551114
A&W Water Service, Inc.	Colorado	84-0736559	213112
AWS, Inc.	Delaware	80-0266467	213112
Advanced Oilwell Services, Inc.	Louisiana	72-1436239	213112
Blowout Tools, Inc.	Texas	76-0111962	213112
CES Mid-Continent Hamm, LLC	Delaware	56-2484983	213112
CES Rockies, Inc.	Delaware	90-0155974	213112
Complete Energy, LLC	Delaware	26-2280957	213112
Concentric Pipe and Tool Rentals, L.L.C.	Louisiana	76-0664127	213112
Connection Technology, L.L.C.	Louisiana	76-0664128	213112
CSI Technologies, LLC	Texas	47-0946936	213112
Drilling Logistics, L.L.C.	Louisiana	76-0664199	213112
Fastorq, L.L.C.	Louisiana	76-0664133	213112
H.B. Rentals, L.C.	Louisiana	72-1307291	213112
Hamm & Phillips Service Company, Inc.	Delaware	73-1719295	213112
Integrated Production Services, Inc.	Delaware	34-2058998	213112
International Snubbing Services, L.L.C.	Louisiana	76-0664134	213112
LEED Tool Corporation	Colorado	84-1135139	213112
Monument Well Service Co.	Delaware	84-0732068	213112
Non-Magnetic Rental Tools, L.L.C.	Louisiana	76-0664213	213112
Production Management Industries, L.L.C.	Louisiana	76-0664137	213112
Pumpco Energy Services, Inc.	Delaware	71-0987310	213112
Rising Star Services, L.P.	Texas	32-0089488	213112
SEMO, L.L.C.	Louisiana	81-0583622	213112
SEMSE, L.L.C.	Louisiana	81-0583620	213112
SPN Fairway Acquisition, Inc.	Delaware	45-4535131	213112
Stabil Drill Specialties, L.L.C.	Louisiana	76-0664138	213112
Stride Well Service Company, Inc.	Delaware	57-1212566	213112
Sub-Surface Tools, L.L.C.	Louisiana	76-0664195	213112
Superior Energy Services Colombia, LLC	Delaware	26-2427393	213112
Superior Energy Services, L.L.C.	Louisiana	76-0664196	213112
Superior Holding, Inc.	Delaware	20-0833087	213112
Superior Inspection Services, L.L.C.	Louisiana	72-1454991	213112
Texas CES, Inc.	Texas	26-0372682	213112
Turner Energy Services, LLC	Delaware	74-3184576	213112
Warrior Energy Services Corporation	Delaware	20-8009424	213112
Wild Well Control, Inc.	Texas	74-1873477	213112
Workstrings International, L.L.C.	Louisiana	72-1340390	213112

(1)	The address and telephone number of the principal executive office for each co-registrant is c/o Superior Energy Services, Inc., 11000 Equity Drive, Suite 300, Houston, Texas 77041, telephone number (281) 999-0047.

EXPLANATORY NOTE

Pursuant to a Registration Statement on Form S-4 (File No. 333-182530) of Superior Energy Services, Inc. (the “Company”) and the co-registrants listed in the table above titled “Table of Co-Registrants” (together with the Company, the “Registrants”) filed with the Securities and Exchange Commission (the “SEC”) on July 3, 2012, and declared effective by the SEC on July 19, 2012 (the “Registration Statement”), the Company registered $800,000,000 of 7.125% Senior Notes due 2021 of SESI, L.L.C. (“SESI”), a wholly-owned first tier subsidiary of the Company (the “Exchange Notes”). Pursuant to an exchange offer (the “Exchange Offer”), the Exchange Notes were registered and offered to holders of SESI’s outstanding and unregistered 7.125% Senior Notes due 2021 (the “Outstanding Notes”). The Exchange Offer closed on August 22, 2012, and pursuant to the terms of the Exchange Offer, $798,250,000 in principal amount of the Exchange Notes were issued to holders of the Outstanding Notes. Accordingly, the Registrants are seeking to deregister the $1,750,000 of Exchange Notes that were not issued.

Pursuant to the undertaking of the Registrants as required by Item 512(a)(3) of Regulation S-K, the Registrants are filing this Post-Effective Amendment No. 1 to the Registration Statement to deregister the $1,750,000 of Exchange Notes that were not issued in the Exchange Offer.

1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

SUPERIOR ENERGY SERVICES, INC.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Executive Vice President, Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* David D. Dunlap	Chief Executive Officer and Director (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Executive Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)	December 19, 2012

* Terence E. Hall	Chairman of the Board and Director	December 19, 2012

* Harold J. Bouillion	Director	December 19, 2012

* Enoch L. Dawkins	Director	December 19, 2012

* James M. Funk	Director	December 19, 2012

* Ernest E. Howard, III	Director	December 19, 2012

* Peter D. Kinnear	Director	December 19, 2012

* Michael McShane	Director	December 19, 2012

* W. Matt Ralls	Director	December 19, 2012

* Justin L. Sullivan	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

SESI, L.L.C.

By:	SUPERIOR ENERGY SERVICES, INC.,
its sole member

By:	/s/ Robert S. Taylor
Robert S. Taylor
Executive Vice President, Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* David D. Dunlap	Chief Executive Officer and Director (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Executive Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)	December 19, 2012

* Terence E. Hall	Chairman of the Board and Director	December 19, 2012

* Harold J. Bouillion	Director	December 19, 2012

* Enoch L. Dawkins	Director	December 19, 2012

* James M. Funk	Director	December 19, 2012

* Ernest E. Howard, III	Director	December 19, 2012

* Peter D. Kinnear	Director	December 19, 2012

* Michael McShane	Director	December 19, 2012

* W. Matt Ralls	Director	December 19, 2012

* Justin L. Sullivan	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

CONCENTRIC PIPE AND TOOL RENTALS, L.L.C.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* David Wilson	President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Director, Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* David D. Dunlap	Director	December 19, 2012

* Lynton G. Cook	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

STABIL DRILL SPECIALTIES, L.L.C.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Lynton G. Cook	Director & President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Director, Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* David D. Dunlap	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

H.B. RENTALS, L.C.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Deidre Toups	President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Director & Treasurer (Principal Financial Officer)	December 19, 2012

* David D. Dunlap	Director	December 19, 2012

* Lynton G. Cook	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

SUPERIOR ENERGY SERVICES COLOMBIA, LLC

By:	/s/ Robert S. Taylor
Robert S. Taylor
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Lynton G. Cook	Director and Vice President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Director, Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* David D. Dunlap	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

SUPERIOR INSPECTION SERVICES, L.L.C.
WORKSTRINGS INTERNATIONAL, L.L.C.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Gregory Elliot	President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Director, Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* David D. Dunlap	Director	December 19, 2012

* Lynton G. Cook	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

1105 PETERS ROAD, L.L.C.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert S. Taylor Robert S. Taylor	Director, Vice President & Treasurer (Principal Executive Officer & Principal Financial Officer)	December 19, 2012

* William B. Masters	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

ADVANCED OILWELL SERVICES, INC.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert S. Taylor Robert S. Taylor	Director, Vice President & Treasurer (Principal Executive Officer & Principal Financial Officer)	December 19, 2012

* William B. Masters	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

DRILLING LOGISTICS, L.L.C.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert S. Taylor Robert S. Taylor	Director, Vice President & Treasurer (Principal Executive Officer & Principal Financial Officer)	December 19, 2012

* William B. Masters	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

NON-MAGNETIC RENTAL TOOLS, L.L.C.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Lynton G. Cook	President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Director, Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* William B. Masters	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

BLOWOUT TOOLS, INC.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Freddy Gebhardt	President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* Alan P. Bernard	Director	December 19, 2012

* David D. Dunlap	Director	December 19, 2012

* William B. Masters	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

WILD WELL CONTROL, INC.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Freddy Gebhardt	President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* David D. Dunlap	Director	December 19, 2012

* William B. Masters	Director	December 19, 2012

* Alan P. Bernard	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

CONNECTION TECHNOLOGY, L.L.C.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Lynton G. Cook	Director and President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Director, Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* William B. Masters	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

PRODUCTION MANAGEMENT INDUSTRIES, L.L.C.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Don Mehrtens	Vice President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Director, Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* William B. Masters	Director	December 19, 2012

* Lynton G. Cook	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

SEMO, L.L.C.
SEMSE, L.L.C.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert S. Taylor Robert S. Taylor	Director, Vice President & Treasurer (Principal Executive Officer and Principal Financial Officer)	December 19, 2012

* Alan P. Bernard	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

CSI TECHNOLOGIES, LLC

By:	/s/ Robert S. Taylor
Robert S. Taylor
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Fred Sabins	President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Director, Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* William B. Masters	Director	December 19, 2012

* Alan P. Bernard	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

FASTORQ, L.L.C.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Phillip Jaudon	President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Director, Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* William B. Masters	Director	December 19, 2012

* Alan P. Bernard	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

INTERNATIONAL SNUBBING SERVICES, L.L.C.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark Hardy	President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* David D. Dunlap	Director	December 19, 2012

* William B. Masters	Director	December 19, 2012

* Alan P. Bernard	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

SUB-SURFACE TOOLS, L.L.C.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Lynton G. Cook	Director & President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* David D. Dunlap	Director	December 19, 2012

* William B. Masters	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

SUPERIOR ENERGY SERVICES, L.L.C.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* David D. Dunlap	President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Director, Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* Alan P. Bernard	Director	December 19, 2012

* Lynton G. Cook	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

SUPERIOR HOLDING, INC.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William B. Masters	Director and Vice President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Secretary & Treasurer (Principal Financial Officer)	December 19, 2012

* Lynton G. Cook	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

WARRIOR ENERGY SERVICES CORPORATION

By:	/s/ Robert S. Taylor
Robert S. Taylor
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Samuel Hardy, Jr.	President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Director, Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* David D. Dunlap	Director	December 19, 2012

* William B. Masters	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

SPN FAIRWAY ACQUISITION, INC.

By:	/s/ William B. Masters
William B. Masters
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* David D. Dunlap	Director and President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Director, Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

/s/ William B. Masters William B. Masters	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

A&W WATER SERVICE, INC.

By:	/s/ William B. Masters
William B. Masters
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Gary Wright	President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

/s/ Justin Boyd Justin Boyd	Director	December 19, 2012

* David D. Dunlap	Director	December 19, 2012

* Brian K. Moore	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

AWS, INC.

By:	/s/ William B. Masters
William B. Masters
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark Songer	President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* David D. Dunlap	Director	December 19, 2012

/s/ William B. Masters William B. Masters	Director	December 19, 2012

* Brian K. Moore	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

HAMM & PHILLIPS SERVICE COMPANY, INC.
LEED TOOL CORPORATION

By:	/s/ William B. Masters
William B. Masters
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Justin Boyd Justin Boyd	Director and President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* David D. Dunlap	Director	December 19, 2012

* Brian K. Moore	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

INTEGRATED PRODUCTION SERVICES, INC.

By:	/s/ William B. Masters
William B. Masters
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Bryan Suprenant	Director and President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* David D. Dunlap	Director	December 19, 2012

* Brian K. Moore	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

MONUMENT WELL SERVICE CO.

By:	/s/ William B. Masters
William B. Masters
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Larry Warnke	President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Vice President, Treasurer & Assistant Secretary (Principal Financial Officer)	December 19, 2012

Jeff Kaufman	Director	December 19, 2012

* David D. Dunlap	Director	December 19, 2012

* Brian K. Moore	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

PUMPCO ENERGY SERVICES, INC.

By:	/s/ William B. Masters
William B. Masters
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Ron Ortowski	President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Director, Vice President, Treasurer & Assistant Secretary (Principal Financial Officer)	December 19, 2012

* David D. Dunlap	Director	December 19, 2012

* Brian K. Moore	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

RISING STAR SERVICES, L.P.

By:	TEXAS CES, INC.,
its general partner

By:	/s/ William B. Masters
William B. Masters
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Jeff Kaufmann	President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* David D. Dunlap	Director	December 19, 2012

/s/ William B. Masters William B. Masters	Director	December 19, 2012

* Brian K. Moore	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

TEXAS CES, INC.

By:	/s/ William B. Masters
William B. Masters
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Jeff Kaufmann	President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* David D. Dunlap	Director	December 19, 2012

/s/ William B. Masters William B. Masters	Director	December 19, 2012

* Brian K. Moore	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

CES MID-CONTINENT HAMM, LLC

By:	/s/ William B. Masters
William B. Masters
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Justin Boyd Justin Boyd	Director and President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Director, Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* Brian K. Moore	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

CES ROCKIES, INC.

By:	/s/ William B. Masters
William B. Masters
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Justin Boyd Justin Boyd	Director and President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Vice President, Treasurer & Assistant Secretary (Principal Financial Officer)	December 19, 2012

* Brian K. Moore	Director	December 19, 2012

/s/ William B. Masters William B. Masters	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

COMPLETE ENERGY, LLC

By:	/s/ William B. Masters
William B. Masters
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Brian K. Moore	Director and President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Director, Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

/s/ William B. Masters William B. Masters	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

STRIDE WELL SERVICE COMPANY, INC.

By:	/s/ William B. Masters
William B. Masters
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Justin Boyd Justin Boyd	Director and President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Director, Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* Brian K. Moore	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on December 19, 2012.

TURNER ENERGY SERVICES, LLC

By:	CES MID-CONTINENT HAMM, LLC
its sole member

By:	/s/ William B. Masters
William B. Masters
Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Justin Boyd Justin Boyd	Director and President (Principal Executive Officer)	December 19, 2012

/s/ Robert S. Taylor Robert S. Taylor	Director, Vice President & Treasurer (Principal Financial Officer)	December 19, 2012

* Brian K. Moore	Director	December 19, 2012

* By:	/s/ Robert S. Taylor
Robert S. Taylor Attorney-in-Fact